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                                                                 EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in Part II of this Registration Statement on Form S-8 of our report dated March 17, 1995 which appears on page 33 of the Acme Metals Incorporated 1994 Annual Report on Form 10-K for the year ended December 25, 1994.

                                        /s/ Price Waterhouse LLP

                                        Price Waterhouse LLP



May 26, 1995
Chicago, Illinois